UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 11, 2017

 Versum Materials, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37664	47-5632014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8555 South River Parkway, Tempe, Arizona	85284
(Address of principal executive offices)	(Zip Code)
(602) 282-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 11, 2017, Versum Materials, Inc. (the "Company") issued a press release announcing that it had signed a definitive agreement to acquire Dynaloy, LLC from Eastman Chemical Company. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated July 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Versum Materials, Inc.

Date: July 11, 2017	By:	/s/ Michael W. Valente
Michael W. Valente
Senior Vice President Law and Human Resources, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated July 11, 2017